CONTENTS

                                           PAGE
Objective                                    2
---------------------------------------  --------
Management                                   2
---------------------------------------  --------
Market Information                           2
---------------------------------------  --------
Highlights                                   3
---------------------------------------  --------
Investment Review                            4
---------------------------------------  --------
Major Holdings                               6
---------------------------------------  --------
Investment Portfolio                         8
---------------------------------------  --------
Statement of Assets and Liabilities         14
---------------------------------------  --------
Statement of Operations                     15
---------------------------------------  --------
Statement of Changes in Net Assets          16
---------------------------------------  --------
Financial Highlights                        17
---------------------------------------  --------
Notes to Financial Statements               18
---------------------------------------  --------
Other Information                           22
---------------------------------------  --------
Dividend Reinvestment Plan                  23
---------------------------------------  --------

OBJECTIVE
-------------------------------------------------------------------------------

Jardine Fleming India Fund, Inc. (the "Fund") seeks to achieve long-term capital appreciation through investments primarily in equity securities of Indian companies. The Fund may also invest up to 10% of its assets in equity securities of companies in Pakistan, Sri Lanka and Bangladesh.

The Fund provides investors with an opportunity to participate in the emerging economies of India and its neighbors. The Indian government introduced a structural reform program in 1991 which led to the adoption of more liberal and free market economic policies. Liberalization of investment restrictions has enabled foreign institutional investors such as the Fund to have access to the increasing investment opportunities created by India's reforms.

MANAGEMENT
-------------------------------------------------------------------------------

Jardine Fleming International Management Inc. ("JFIM") is the investment management company appointed to advise and manage the Fund's portfolio. JFIM is part of the Jardine Fleming group. The group has a team of investment managers in the Asia Pacific region managing funds of approximately US$19.6 billion at May 31, 1998 for both institutional and private clients. Mr. Edward Pulling is the portfolio manager of the Fund. Mr. Pulling has worked in the Asia Pacific region for eight years.

MARKET INFORMATION
-------------------------------------------------------------------------------

JARDINE FLEMING INDIA FUND, INC. IS LISTED ON THE NEW YORK STOCK EXCHANGE (SYMBOL "JFI") AND THE MARKET PRICE IN US DOLLARS IS PUBLISHED IN:
-----------------------------------------------------------------------------

[ ] The Wall Street Journal (daily)
[ ] The Asian Wall Street Journal (daily)
[ ] Reuters (page JFIC)
[ ] The New York Times (daily)
[ ] Barron's (each Saturday)

THE NET ASSET VALUE PER SHARE IS CALCULATED WEEKLY AND PUBLISHED IN US
DOLLARS IN:
-----------------------------------------------------------------------------

[ ] The Wall Street Journal (under "Closed-End Funds" each Monday)
[ ] The Asian Wall Street Journal (under "Publicly Traded Funds" each Monday)
[ ] Reuters (page JFIC)
[ ] South China Morning Post in Hong Kong (first Thursday of every month)
[ ] The New York Times (each Sunday)
[ ] Barron's (each Saturday)

Additional information (including updated Net Asset Value and Market Price) may be obtained through the Fund's dedicated toll-free number, 800-757-0590.

To receive a copy of the Fund's most recent financial report or Dividend Reinvestment Plan brochure, please call toll-free 800-426-5523.

Highlights
-------------------------------------------------------------------------------

                                               AT               AT
                                          MAY 31, 1998   NOVEMBER 30, 1997
                                              US $             US $
---------------------------------------  -------------- -----------------
Net Assets                                   87,270,149       91,430,063
Net Asset Value                                    7.72             8.09
MARKET DATA
Market Price on New York Stock Exchange          6.3125            6.625
Discount to Net Asset Value                     -18.23%           -18.11%
TOTAL RETURN
Net Asset Value                                  -4.6%(1)           18.6%(2)
Market Price                                     -4.7%(1)            3.9%(2)
Bombay Stock Exchange ("BSE")
 National 100 Index                              -1.4%(1)           11.2%(2)



       NET ASSET VALUE AND MARKET PRICE VS. BSE NATIONAL 100 INDEX (3)


          NET ASSET VALUE   SHARE PRICE  SENSITIVE INDEX
          ---------------   -----------  ---------------
Mar-94            100            100             100
               101.66           94.2           95.56
                99.42          88.33           94.55
May-94         104.33         105.87           95.81
               108.23          92.53          102.28
               110.47          96.67           103.5
Aug-94         123.68          104.2          111.48
               115.31           99.2          105.71
               114.56         103.33           104.8
Nov-94         115.02         102.53          104.67
               111.26          91.67          101.49
               104.32          83.72           96.61
                93.35          81.15           90.08
Feb-95          89.26          76.08           85.85
                88.16          74.39           83.11
                84.43          80.34           78.97
May-95           86.7          83.72           80.87
                82.75          78.65           79.24
                84.95          79.46           82.77
Aug-95          80.57          71.97           78.33
                75.01           67.7           76.03
                 69.6          60.12           73.93
Nov-95          56.64          60.93           63.95
                 60.3          61.81           66.17
                56.06          60.93           59.95
Feb-96           67.4          66.89           73.63
                67.62          69.39            73.9
                 74.3          74.47           81.16
May-96          70.55          62.62           68.72
                71.43          62.62            80.5
                61.77          54.16           73.74
Aug-96          61.55          54.16           72.39
                55.47          49.96           66.14
                53.35          47.39           64.37
Nov-96          50.13          43.19           58.47
                53.06          48.27           61.89
                56.35          52.47           67.17
Feb-97           61.4          56.73           71.82
                58.55          50.78           66.35
                67.47          60.09           74.87
May-97          66.89          59.24           73.29
                75.52          70.68           83.01
                76.48          77.04           85.37
Aug-97          67.62          56.73           75.87
                69.23          60.93           76.08
                66.52          54.16           75.78
Nov-97           59.2          45.29           65.04
                 60.3           47.8           65.81
                 54.3          44.89           58.71
Feb-98           59.2          48.68           64.84
                60.89          49.08           69.91
                65.06          51.62           73.94
May-98           56.5          42.74           64.16

----------------
(1)  For the six months ended May 31, 1998.
(2)  For the year ended November 30, 1997.
(3) Based on initial net asset value and market price of $13.85 and $15.00, respectively.

INVESTMENT REVIEW
-------------------------------------------------------------------------------

Dear Fellow Shareholders,

The first half of the fiscal year of the Fund, from December 1997 to May 1998, has continued in a pattern of varied themes so frequently evident in the Indian market, about which I have written in the past. This particular period has witnessed the fall of India's coalition government and election of a new government led by the BJP party, India's detonation of a nuclear bomb, as well as the spread of the so called 'Asian flu', or economic and currency crisis, that further engulfed the economies of South East and East Asia.

Over this half year period, the Bombay Stock Exchange Index rose initially some 30% only to lose most of the gains by the end of the period while the rupee, India's currency, eroded approximately 4% against the dollar during the same period. Since period-end, both the stock market and the rupee have fallen further and at the time of writing, the market is consolidating above the 3,000 level for the Bombay Stock Exchange ("BSE") 30 Index, while the rupee trades at 42.5/US$1.00.

Over the same half-year period, the Fund's portfolio, based on net asset value, declined 4.6% compared with the BSE National 100 Index decline of 1.4%. The bulk of this underperformance occurred in March when cyclical stocks staged a strong and unexpected rally. This rally appears now complete and indeed, cyclicals have more recently underperformed, thereby improving the Fund's relative performance.

The fall of the government in October 1997 combined with the knock-on effects of the Asian regional currency crisis, adversely affected both India's markets and currency in the months of December 1997 and January 1998. In December, the Reserve Bank of India (the "RBI") was forced to raise interest rates by 200 basis points to protect the rupee. Such conditions provided little incentive to foreign investors to be anything other than net sellers of the market. The ensuing quarter represented the first since the opening of the Indian market to foreign investors in which foreigners had been net sellers.

However, this situation was reversed in mid-February, ahead of the election, as both domestic and foreign investors looked for the miracle of a majority government that would have the ability to govern with some assertion. March duly heralded a BJP-led coalition government with a working majority that had the effect of--and this was despite the market's previous perceptions of the BJP's nationalistic policies and selectivity to foreign investment--relatively stabilizing the currency and creating a shortage of good companies. The rally continued through mid-April despite poor economic numbers for the cyclical sectors that were announced in March. The market was checked however in April by concerns at the RBI of rising inflation and hence a need to tighten monetary policy.

INVESTMENT REVIEW (concluded)
-------------------------------------------------------------------------------

The month of May witnessed a totally unpredicted and damaging situation when the new government conducted a series of nuclear tests close to the Pakistan border. While within India these tests had the effect of consolidating support behind the BJP, the international reaction was singularly negative and led to the imposition of sanctions against India by the U.S. and Japan causing both the stock market and currency to sell off.

At the broader macro-level, the economy would appear to be slowing: gross domestic product growth forecasts have recently been reduced from 5 - 5.5% while forecasts for corporate profitability for fiscal 1999 have been recently revised down to 15%. Further, within this environment, some upside pressure on interest rates may occur.

The Fund's portfolio is comprised of high quality counters with the manager's investment focus both on return-on-equities and on those sectors where India has proven skills. Consequently, the consumer, technology and pharmaceutical sectors are noticeably featured together with utility stocks in an environment of some caution. The Fund's position in Videsh Sanchar Nigam Ltd. underscores the manager's less positive view on the rupee. This currency view has been determined by the sanctions resulting from the nuclear tests, the net selling of equities by foreign investors, declines in foreign direct investment and a widening trade deficit.

The market, at eleven times 1999 earnings, discounts much of the bad news and has every chance of trading within a range above the 3,000 level for the BSE 30 Index. With the situation in Pakistan at a critical level, a U.S.-led initiative might relax sanctions for the benefit of both India and Pakistan. The Fund's heavier exposures in the technology and pharmaceutical sectors, where growth is strong and sustainable, will benefit in the upturn. If the past is indicative, the bulk of the year's currency losses are behind us while, going forward, the RBI has recently announced some easing of previous currency hedging restrictions.

The Fund's Board is concerned of the levels of discounts in the industry and is monitoring the situation.

Respectively submitted,

/s/ Julian M. I. Reid
---------------------
Julian M. I. Reid
President
July 20, 1998

MAJOR HOLDINGS

---------------------------------------------------------------------------------------------  ------------
AT MAY 31, 1998
                                                                                                   % OF
COMPANY                                                                                         NET ASSETS
---------------------------------------------------------------------------------------------  ------------

HINDUSTAN LEVER LTD. ("HL")                                                                        11.7

Majority owned by Unilever, HL is the largest listed company in India and possesses an unparalleled distribution system. HL's return on equity of 40% is evidence of the company's outstanding management.
With India's consumption on a long-term upward trend, HL should achieve above average growth for years to come.

ITC LTD.                                                                                            7.8

A subsidiary of B.A.T., ITC is India's largest manufacturer and distributor of cigarettes. After years of low return diversification, management is focusing on the core business, which is increasing
ITC's already strong cash flows.

RELIANCE INDUSTRIES LTD. ("RI")                                                                     6.3

RI is one of the largest and the most vertically integrated synthetic textile manufacturers in
India. It is also India's premier manufacturer in the PVC plastics market.
VIDESH SANCHAR NIGAM LTD. ("VSN")                                                                   6.0
VSN is the monopoly provider of international telecommunications. Majority owned by the government,
VSN is expected to produce 15% growth in volume per annum.

MAHANAGAR TELEPHONE NIGAM LTD. ("MTN")                                                              5.1

MTN was established by the Department of Telecommunications in 1986 to provide telephone services in Mumbai and Delhi, which account for 26% of national capacity. MTN's strategy is to upgrade both the quality and range of its services. Lines expansion has risen from 0.75 million to 2.21 million and the company recently introduced services such as voice mail, paging and mobile phones.

                                      6

MAJOR HOLDINGS
-------------------------------------------------------------------------------

AT MAY 31, 1998
                                                                                                   % OF
COMPANY                                                                                         NET ASSETS
---------------------------------------------------------------------------------------------  ------------

BAJAJ AUTO LTD. ("BAJAJ")                                                                           4.3

Bajaj is a dominant player in the two/three-wheeler automobile industry in India with a 49% share of the market. Its product range includes scooters, motorcycles, mopeds and three-wheelers. Bajaj maintains a network of 350 exclusive dealers across India and 12,000 service centers.

HINDUSTAN PETROLEUM CORPORATION LTD. ("HPC")                                                        4.1

The second largest integrated oil company in India, HPC is engaged in the refining and marketing of petroleum products and has a primary refining capacity of 10 million tons per annum. The company ranks third in petroleum product distribution in India and has formed joint ventures with the Birla group, Oman Oil, Colas, Exxon and Total for both importation and distribution

SATYAM COMPUTERS LTD. ("SC")                                                                        4.1

SC is a high growth software solutions company. The company's basic business is solving software issues such as Year 2000 and conversion to the Euro by providing on-site services or communication via satellite.

STATE BANK OF INDIA LTD. ("SBI")                                                                    3.4

SBI is the oldest and largest commercial bank in India. It has a 20% market share in loan advances and has a dominant presence in financial services. SBI performs a large portion of the day to day banking business of the Central and State Government including public sector corporations and is also the chief foreign exchange dealer for the Government and several public sector corporations.
It maintains 8,800 branches worldwide.

BANK OF BARODA LTD. ("BB")                                                                          3.1

BB is a government owned bank operating primarily in the industrialized western states of India.
Although the bank has had average operating statistics, it is expected to benefit from the banking sector reforms announced in 1997.

INVESTMENT PORTFOLIO
-------------------------------------------------------------------------------

AT MAY 31, 1998 (UNAUDITED)
----------------------------------------  ----------- ------------  --------
                                                                      % OF
                                                          VALUE        NET
DESCRIPTION                                  SHARES        US $      ASSETS
----------------------------------------  ----------- ------------  --------

EQUITIES (98.4%)
----------------------------------------  ----------- ------------  --------
INDIA (96.5%)
----------------------------------------  ----------- ------------  --------
AUTOS & TRANSPORT EQUIPMENT (10.6%)
 Bajaj Auto Ltd.                             251,000     3,713,775        4.3
 Hero Honda Ltd.                                 100         2,598        0.0
 Mahindra & Mahindra Ltd.                     37,136       214,880        0.2
*Mahindra & Mahindra Ltd. GDR                 54,000       268,650        0.3
*Pal Peugeot Ltd.                          1,250,000        75,030        0.1
 Punjab Tractors Ltd.                        120,000     2,456,903        2.8
*Tata Engineering and Locomotive Co. Ltd.         53           310        0.0
 TVS Suzuki Ltd.                             200,000     2,527,011        2.9
----------------------------------------  ----------- ------------   --------
                                                         9,259,157       10.6
----------------------------------------  ----------- ------------   --------
BANKING & FINANCIAL SERVICES (13.7%)
 Bank of Baroda Ltd.                       1,178,400     2,687,827        3.1
 Bank of India Ltd.                            5,700         5,919        0.0
*Corporation Bank Ltd.                       264,100       742,524        0.9
 Federal Bank Ltd.                            11,650        24,587        0.0
 HDFC Bank Ltd.                              471,000       781,984        0.9
 Housing Development Finance Corp.            27,985     2,117,856        2.4
 ICICI Banking Corporation Ltd.            1,800,000     1,787,035        2.0
 State Bank of India Ltd.                    511,650     2,972,852        3.4
 20th Century Finance Corporation Ltd.           178            67        0.0
 Vysya Bank Ltd.                             199,750       843,602        1.0
----------------------------------------  ----------- ------------   --------
                                                        11,964,253       13.7
----------------------------------------  ----------- ------------   --------
BASIC MATERIALS (0.0%)
 National Aluminum Ltd.                          200           128        0.0
----------------------------------------  ----------- ------------   --------
BUILDING MATERIALS/CEMENT (1.3%)
 Associated Cement Companies Ltd.                208         8,384        0.0
 Gujarat Ambuja Cement Ltd.                   15,325       110,476        0.1
 Gujarat Ambuja Cement Ltd. GDR              150,000       993,750        1.2
*Jaiprakash Industries Ltd.                      750           300        0.0
----------------------------------------  ----------- ------------   --------
                                                         1,112,910        1.3
----------------------------------------  ----------- ------------   --------

                                8

INVESTMENT PORTFOLIO
-------------------------------------------------------------------------------

AT MAY 31, 1998 (UNAUDITED)
----------------------------------------  ----------- ------------  --------
                                                                      % OF
                                                          VALUE        NET
DESCRIPTION                                  SHARES        US $      ASSETS
----------------------------------------  ----------- ------------  --------
BUSINESS & INDUSTRY SERVICES (5.8%)
 NIIT Ltd.                                    37,300     1,491,104        1.7
 Satyam Computers Ltd.                       265,024     3,549,031        4.1
----------------------------------------  ----------- ------------   --------
                                                         5,040,135        5.8
----------------------------------------  ----------- ------------   --------
CHEMICALS (3.7%)
 BOC Ltd.                                        200           237        0.0
 Hi-Tech Drilling Services Ltd.              454,050       891,748        1.0
 ICI (India) Ltd.                            180,500     1,085,167        1.2
 Indian Petrochemicals Corp. Ltd.                950         1,489        0.0
*Reliance Petroleum Ltd.                   2,500,000     1,284,514        1.5
----------------------------------------  ----------- ------------   --------
                                                         3,263,155        3.7
----------------------------------------  ----------- ------------   --------
COMPUTERS (3.5%)
 Aptech Ltd.                                  47,000     1,170,204        1.3
 Infosys Technologies Ltd.                    20,000     1,169,628        1.3
 Software Solutions                           55,000       508,403        0.6
*Tata Elxsi (India) Ltd.                     200,000       212,245        0.3
----------------------------------------  ----------- ------------   --------
                                                         3,060,480        3.5
----------------------------------------  ----------- ------------   --------
CONSUMER PRODUCTS (11.7%)
 Hindustan Lever Ltd.                        267,295    10,223,293       11.7
COSMETICS (0.8%)
 Colgate Palmolive (India) Ltd.               43,700       246,567        0.3
 Indian Shaving Products Ltd.                 25,000       468,787        0.5
----------------------------------------  ----------- ------------   --------
                                                           715,354        0.8
----------------------------------------  ----------- ------------   --------
ELECTRONICS & COMPONENTS (1.1%)
*IFB Industries Ltd.                             175            87        0.0
 Otis Elevator Co. (India) Ltd.              105,500       785,234        0.9
 Unitech Ltd.                                166,000       189,316        0.2
 Videocon International Ltd.                     100           389        0.0
----------------------------------------  ----------- ------------   --------
                                                           975,026        1.1
----------------------------------------  ----------- ------------   --------

                                          9

INVESTMENT PORTFOLIO (continued)
-------------------------------------------------------------------------------

AT MAY 31, 1998 (UNAUDITED)
----------------------------------------  ----------- ------------  --------
                                                                      % OF
                                                          VALUE        NET
DESCRIPTION                                  SHARES        US $      ASSETS
----------------------------------------  ----------- ------------  --------
ENERGY (8.1%)
 BSES Ltd.                                  550,000     2,247,539         2.6
 Calcutta Electric Supply Company Ltd.          100            88         0.0
 Gujarat Gas Ltd.                               500         1,984         0.0
*Hindustan Oil Exportation Ltd.             647,400       740,663         0.8
 Hindustan Petroleum Corporation Ltd.       407,900     3,594,221         4.1
 Oil & Natural Gas Corporation Ltd.          83,900       507,026         0.6
----------------------------------------  ----------- ------------   --------
                                                        7,091,521         8.1
----------------------------------------  ----------- ------------   --------
FOOD & BEVERAGE (0.0%)
 Cadbury India Ltd.                             499         4,618         0.0
----------------------------------------  ----------- ------------   --------
HOTELS & TOURISM (2.1%)
 Indian Hotels Co. Ltd.                      50,000       621,849         0.7
*Indian Hotels Co. Ltd. GDR                 108,750     1,196,250         1.4
----------------------------------------  ----------- ------------   --------
                                                        1,818,099         2.1
----------------------------------------  ----------- ------------   --------
MACHINERY (1.3%)
 Carrier Aircon Ltd.                        195,000     1,085,258         1.3
----------------------------------------  ----------- ------------   --------
MECHANICAL ENGINEERING (0.8%)
 Cummins India Ltd.                          70,000       668,907         0.8
----------------------------------------  ----------- ------------   --------
MEDIA (0.6%)
*New Delhi Television Ltd. (a)              324,335       545,101         0.6
----------------------------------------  ----------- ------------   --------
MISCELLANEOUS INDUSTRIALS (1.1%)
 Larsen & Toubro Ltd.                         1,470         9,025         0.0
*Namaste Exports Ltd.                           100            11         0.0
 Sundaram Fasteners Ltd.                    112,900       967,037         1.1
----------------------------------------  ----------- ------------   --------
                                                          976,073         1.1
----------------------------------------  ----------- ------------   --------
PAINTS & RELATED PRODUCTS (0.8%)
 Asian Paints India Ltd.                    100,000       707,803         0.8
----------------------------------------  ----------- ------------   --------

                                           10

INVESTMENT PORTFOLIO (continued)
-------------------------------------------------------------------------------

AT MAY 31, 1998 (UNAUDITED)
----------------------------------------  ----------- ------------  --------
                                                                      % OF
                                                          VALUE        NET
DESCRIPTION                                  SHARES        US $      ASSETS
----------------------------------------  ----------- ------------  --------
PHARMACEUTICALS (5.3%)
 CIPLA                                       45,000       944,298         1.1
 Dr. Reddy's Laboratories                    50,000       545,918         0.6
 Glaxo India Ltd.                           100,300       939,184         1.1
 Hoechst Marion Roussel                      20,000       239,136         0.3
 IPCA Laboratories Ltd.                     255,000       996,122         1.1
 Knoll Pharmaceuticals                       25,150       501,188         0.6
 Pfizer Ltd.                                 29,200       451,496         0.5
----------------------------------------  ----------- ------------   --------
                                                        4,617,342         5.3
----------------------------------------  ----------- ------------   --------
STEEL (0.1%)
 Essar Gujarat Ltd.                           1,123           643         0.0
 Saw Pipes Ltd.                                 100           100         0.0
 Tata Iron & Steel Co. Ltd.                  31,198       112,433         0.1
----------------------------------------  ----------- ------------   --------
                                                          113,176         0.1
TELECOMMUNICATIONS (11.1%)
 Finolex Cables Ltd.                            100           416         0.0
 Mahanagar Telephone Nigam Ltd.             500,000     2,746,699         3.1
*Mahanagar Telephone Nigam Ltd. GDR         130,000     1,706,250         2.0
 Sterlite Industries India Ltd.                 310         2,570         0.0
 Videsh Sanchar Nigam Ltd.                  165,000     3,565,426         4.1
*Videsh Sanchar Nigam Ltd. GDR              140,000     1,662,500         1.9
----------------------------------------  ----------- ------------   --------
                                                        9,683,861        11.1
----------------------------------------  ----------- ------------   --------
TEXTILES (4.9%)
 Arvind Mills Ltd.                               58            86         0.0
 Century Textiles & Industries Ltd.              20            32         0.0
 Coats Viyella India Ltd.                        50            68         0.0
*Orkay Industries Ltd.                        1,002            36         0.0
 Raymond Ltd.                                60,700       219,045         0.3
 Raymond Ltd. GDR                            40,000       250,000         0.3
 Reliance Industries Ltd.                   473,608     1,898,980         2.1
*Reliance Industries Ltd. GDR               250,000     1,906,250         2.2
----------------------------------------  ----------- ------------   --------
                                                        4,274,497         4.9
----------------------------------------  ----------- ------------   --------

                                           11

INVESTMENT PORTFOLIO (continued)
-------------------------------------------------------------------------------

AT MAY 31, 1998 (UNAUDITED)
----------------------------------------  ----------- ------------  --------
                                                                      % OF
                                                          VALUE        NET
DESCRIPTION                                  SHARES        US $      ASSETS
----------------------------------------  ----------- ------------  --------
TOBACCO (7.8%)
 ITC Ltd.                                    409,936     6,771,572        7.8
----------------------------------------  ----------- ------------   --------
TRADING/COMMERCE (0.0%)
*Altos India Ltd.                                100            40        0.0
----------------------------------------  ----------- ------------   --------
TRANSPORT, UTILITIES, SERVICES (0.3%)
*Modi Luft Ltd.                            3,134,400       267,158        0.3
----------------------------------------  ----------- ------------   --------
TOTAL INDIAN EQUITIES (96.5%)
(cost $87,650,470)                                      84,238,917       96.5
----------------------------------------  ----------- ------------   --------
PAKISTAN (1.9%)
----------------------------------------  ----------- ------------   --------
ENERGY (1.5%)
 Hub Power Ltd.                              500,000       246,622        0.3
*Hub Power Ltd. GDR                          135,000     1,080,000        1.2
----------------------------------------  ----------- ------------   --------
                                                         1,326,622        1.5
----------------------------------------  ----------- ------------   --------
INVESTMENT COMPANIES (0.4%)
*Pakistan Investment Fund                    100,000       312,500        0.4
----------------------------------------  ----------- ------------   --------
TOTAL PAKISTANI EQUITIES (1.9%)
(cost $4,733,271)                                        1,639,122        1.9
----------------------------------------  ----------- ------------   --------
TOTAL EQUITIES (98.4%)
(cost $92,383,741)                                      85,878,039       98.4
========================================  =========== ============  =========

INVESTMENT PORTFOLIO (concluded)
-------------------------------------------------------------------------------

 AT MAY 31, 1998 (UNAUDITED)
-------------------------------------------  ------------ ------------  --------
                                                                          % OF
                                               PRINCIPAL      VALUE        NET
DESCRIPTION                                     AMOUNT         US $      ASSETS
-------------------------------------------  ------------ ------------  --------
BONDS (2.0%)
-------------------------------------------  ------------ ------------  --------
INDIA
-------------------------------------------  ------------ ------------  --------
TEXTILES (2.0%)
 Reliance Industries Ltd.
 Convertible Bond, 3.50%, 11/3/99
 (cost $1,760,457)                            $1,500,000     1,706,250      2.0
-------------------------------------------  ------------ ------------  --------

TOTAL INVESTMENTS (100.4%)
 (cost $94,144,198)(b)                                      87,584,289    100.4
===========================================  ============ ============  ========
LIABILITIES IN EXCESS OF OTHER ASSETS (0.4)%                  (314,140)    (0.4)
-------------------------------------------  ------------ ------------  --------
NET ASSETS (100.0%)                                         87,270,149    100.0
===========================================  ============ ============  ========

GDR--Global Depositary Receipt

*Non-income producing security

(a) Fair valued security, aggregating $545,101 or 0.6% of net assets. (See
Note 2).

(b) Aggregate cost for federal income tax purposes is substantially the same as the cost for financial statement purposes. The aggregate unrealized appreciation (depreciation) for all securities is as follows:

                                            US $
------------------------------------  --------------
Excess of market value over tax cost     10,690,756
Excess of tax cost over market value    (17,250,665)
------------------------------------  --------------
Net unrealized depreciation              (6,559,909)
====================================  ==============

                See accompanying notes to financial statements

STATEMENT OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------

AT MAY 31, 1998 (UNAUDITED)
--------------------------------------------------------------  --------------
                                                                        US $
--------------------------------------------------------------  --------------
ASSETS
--------------------------------------------------------------  --------------
Investments at value (cost $94,144,198)                           87,584,289
Cash (including Indian rupees with a cost and value of
 $39,021)                                                            772,343
Receivable for investments sold                                    3,605,913
Dividends and interest receivable                                    447,595
Deferred organizational costs and other assets                        19,488
--------------------------------------------------------------  --------------
TOTAL ASSETS                                                      92,429,628
--------------------------------------------------------------  --------------

LIABILITIES
--------------------------------------------------------------  --------------
Loan payable                                                       4,364,524
Payable for investments purchased                                    453,201
Payable to Investment Adviser                                        109,821
Payable to Administrators                                             25,484
Accrued expenses                                                     206,449
--------------------------------------------------------------  --------------
TOTAL LIABILITIES                                                  5,159,479
--------------------------------------------------------------  --------------

NET ASSETS                                                        87,270,149
==============================================================  ==============

Net assets consist of:
Common stock, $0.001 par value (100,000,000 shares authorized;
 11,307,169 shares issued and outstanding)                            11,307
Additional paid-in capital                                       150,999,610
Accumulated net investment loss                                   (1,065,332)
Accumulated net realized loss                                    (55,929,147)
Net unrealized depreciation of investments and other assets
 and liabilities denominated in Indian rupees                     (6,746,289)
--------------------------------------------------------------  --------------
NET ASSETS                                                        87,270,149
==============================================================  ==============
NET ASSET VALUE PER SHARE ($87,270,149 / 11,307,169)                    7.72
==============================================================  ==============

                See accompanying notes to financial statements

STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED MAY 31, 1998 (UNAUDITED)
-----------------------------------------------------------  -------------
                                                                    US $
-----------------------------------------------------------  -------------
INVESTMENT INCOME
-----------------------------------------------------------  -------------
Dividends                                                        341,651
Interest                                                          80,995
-----------------------------------------------------------  -------------
TOTAL INVESTMENT INCOME                                          422,646
--------------------------------------------------------------  --------------

EXPENSES
-----------------------------------------------------------  -------------
Investment advisory fees                                         620,193
Custodian and accounting fees                                    310,455
Legal fees                                                       118,562
Administration fees and expenses                                 111,010
Directors' fees and expense                                       37,874
Audit and tax services fees                                       30,672
Reports to shareholders                                           16,926
Interest expense                                                  16,180
Insurance expense                                                 14,518
New York Stock Exchange listing fee                               12,097
Amortization of organizational costs                              10,609
Transfer agent fees                                                7,462
Miscellaneous expenses                                             8,904
-----------------------------------------------------------  -------------
TOTAL EXPENSES                                                 1,315,462
--------------------------------------------------------------  --------------

NET INVESTMENT LOSS                                             (892,816)
===========================================================  =============

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCY TRANSACTIONS
-----------------------------------------------------------  -------------
NET REALIZED GAIN (LOSS) ON:
 Investments                                                    (358,113)
 Foreign currency transactions                                   140,388
NET CHANGE IN UNREALIZED DEPRECIATION OF:
 Investments                                                  (3,003,715)
 Other assets and liabilities denominated in foreign
  currency                                                       (45,658)
-----------------------------------------------------------  -------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
 AND FOREIGN CURRENCY TRANSACTIONS                            (3,267,098)
===========================================================  =============
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          (4,159,914)
===========================================================  =============

                See accompanying notes to financial statements

STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                       FOR THE
                                                     SIX MONTHS
                                                        ENDED        FOR THE YEAR
                                                    MAY 31, 1998         ENDED
                                                     (UNAUDITED)   NOVEMBER 30, 1997
                                                        US $             US $
-------------------------------------------------  -------------- -----------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
 Net investment loss                                  (892,816)      (1,535,303)
 Net realized loss on investments and foreign
  currency transactions                               (217,725)      (1,559,686)
 Net change in unrealized
  appreciation/depreciation
  of investments and other assets and liabilities
  denominated in foreign currency                   (3,049,373)      17,401,889
-------------------------------------------------  -----------    -------------

 Net increase (decrease) in net assets
  resulting from operations                         (4,159,914)      14,306,900
-------------------------------------------------  -----------    -------------

NET ASSETS
 Beginning of period                                91,430,063       77,123,163
-------------------------------------------------  -----------    -------------
 End of period                                      87,270,149       91,430,063
=================================================  ===========    =============

                See accompanying notes to financial statements

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

Selected data for a share of common stock outstanding throughout each period is presented below.

                                                   FOR THE
                                                 SIX MONTHS                                       FOR THE PERIOD
                                                    ENDED                                         MARCH 3, 1994*
                                                MAY 31, 1998   FOR THE YEAR ENDED NOVEMBER 30,       THROUGH
                                                 (UNAUDITED)  --------------------------------   NOVEMBER 30, 1994
                                                    US $         US $       US $       US $             US $
---------------------------------------------  -------------- ---------  ---------- ----------  -----------------
 Net asset value, beginning of period                 8.09         6.82       7.74      15.41           13.95**
 Offering costs charged to additional
  paid-in capital                                       --           --         --         --           (0.10)
---------------------------------------------  -------------- ---------  ---------- ----------  -----------------
                                                      8.09         6.82       7.74      15.41           13.85
---------------------------------------------  -------------- ---------  ---------- ----------  -----------------

 INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net investment loss                                (0.08)       (0.13)     (0.14)     (0.16)          (0.08)
  Net realized and unrealized gain (loss) on
   investments and other assets and
  liabilities  denominated in foreign
  currency                                           (0.29)        1.40      (0.78)     (7.32)           1.64
---------------------------------------------  -------------- ---------  ---------- ----------  -----------------
 Total from investment operations                    (0.37)        1.27      (0.92)     (7.48)           1.56
---------------------------------------------  -------------- ---------  ---------- ----------  -----------------

 DISTRIBUTIONS TO SHAREHOLDERS
  From net realized gain on investments                 --           --         --      (0.12)             --
  In excess of net realized gain on
   investments                                          --           --         --      (0.07)             --
---------------------------------------------  -------------- ---------  ---------- ----------  -----------------
 Total distributions to Shareholders                    --           --         --      (0.19)             --
---------------------------------------------  -------------- ---------  ---------- ----------  -----------------

NET ASSET VALUE, END OF PERIOD                        7.72         8.09       6.82       7.74           15.41
=============================================  ============== =========  ========== ==========  =================
MARKET PRICE, END OF PERIOD                         6.3125        6.625      6.375       9.00           13.75
=============================================  ============== =========  ========== ==========  =================
 TOTAL INVESTMENT RETURN BASED ON (a)(b)
  Net asset value                                    (4.57)%      18.62%    (11.89)%   (48.96)%         11.26%
  Market price                                       (4.72)%       3.92%    (29.17)%   (33.48)%         (1.43)%
 RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)          $87,270      $91,430    $77,123    $87,479        $174,285
  Ratio of expenses to average net assets             2.86%+       2.68%      3.28%      2.90%           2.29%+
  Ratio of expenses to average net assets,
   excluding interest expense                         2.83%+       2.35%      2.83%      2.35%             --
  Ratio of net investment loss to average
   net assets                                        (1.94)%+     (1.52)%    (1.55)%    (1.38)%         (0.75)%+
  Portfolio turnover rate                               37%          53%        81%        49%             32%
  Average commission rate paid per
   share of common stock
   investments purchased/sold (c)                  $0.0257      $0.0262    $0.0297         --              --

--------------
  *    Commencement of operations.
 ** Initial public offering price of $15.00 per share net of underwriting discount of $1.05 per share.
  +    Annualized.
(a) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect sales charges or brokerage commissions. Generally, total investment return based on net asset value will be higher than total investment return based on market price in periods where there is an increase in the discount or a decrease in the premium of the market price to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
(b) Total investment return for a period of less than one year is not annualized.
(c) Disclosure effective for fiscal years beginning on or after September 1, 1995.

                See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

AT MAY 31, 1998 (UNAUDITED)

1.  ORGANIZATION AND CAPITAL

    Jardine Fleming India Fund, Inc. (the "Fund") was incorporated in the State of Maryland on January 5, 1994 after the sale of 7,169 shares to Jardine Fleming International Management Inc. (the "Investment Adviser") and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940. The Fund commenced operations on March 3, 1994 after issuing 10,750,000 shares of common stock in its initial public offering. An additional 550,000 shares were issued in connection with the exercise of the underwriters' over-allotment option. Organizational costs of $135,644 have been deferred and are being amortized on a straight-line basis over a 60-month period from the date the Fund commenced operations.
    The preparation of financial statements in accordance with generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2.  SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies followed by the Fund, which are in conformity with generally accepted accounting principles.

    I)   SECURITY VALUATION

         All securities for which market quotations are readily available are valued at the last sales price prior to the time of determination, or, if no sales price is available at that time, at the mean between the last current bid and asked prices. Securities that are traded over-the-counter are valued, if bid and asked quotations are available, at the mean between the current bid and asked prices. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost, which approximates market value, or by amortizing their value on the 61st day prior to maturity if their term to maturity from the date of purchase is greater than 60 days. All other securities and assets are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

    II)  INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

         Investment transactions are accounted for on the date the securities are purchased or sold (the trade date). Realized gains and losses on the sale of investments and foreign currency transactions are determined on the identified cost basis. Interest income is recorded on an accrual basis. Dividend income and other distributions are recorded on the ex-dividend date, except for certain dividends which are recorded as soon after the ex-dividend date as the Fund, using reasonable diligence, becomes aware of such dividends.

    III)  FOREIGN CURRENCY TRANSLATION

          The books and records of the Fund are maintained in US dollars. Foreign currency amounts are translated into US dollars as follows:
          o investments and other assets and liabilities denominated in foreign currency at the prevailing rates of exchange on the valuation date;

          o purchases and sales of investments, income and expenses at the prevailing rates of exchange on the respective dates of such transactions.

-------------------------------------------------------------------------------

          The resulting net foreign currency gain or loss is included in the Statement of Operations.

          The Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from fluctuations arising from changes in market prices of securities. Accordingly, such foreign currency gain
          (loss) is included in net realized and unrealized gain (loss) on investments. However, the Fund does isolate the effect of fluctuations in foreign currency rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to US federal income tax regulations; such amount is categorized as foreign currency gain or loss for both financial reporting and income tax reporting purposes.

          Net foreign currency gain (loss) from valuing foreign currency denominated assets and liabilities at the period end exchange rate is reflected as a component of net unrealized depreciation of investments and other assets and liabilities denominated in Indian rupees. Net realized foreign currency gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

    IV)  DIVIDENDS AND DISTRIBUTIONS

         Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income or net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gain on investments. To the extent they exceed net investment income or net realized capital gain for tax purposes, they are reported as distributions of additional paid-in capital.

3.  INVESTMENT ADVISER AND ADMINISTRATORS

    I) The Investment Adviser provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement. Under this agreement, the Investment Adviser is paid a monthly fee at the annual rate of 1.35% of the value of the Fund's average weekly net assets.

    II) Mitchell Hutchins Asset Management Inc. (the "Administrator"), a wholly-owned subsidiary of PaineWebber Incorporated ("PaineWebber"), provides administrative services to the Fund under an Administrative Services Agreement. The Fund pays the Administrator a monthly fee at the annual rate of 0.15% of the value of the Fund's average weekly net assets up to $200 million and 0.10% of the value of such net assets in excess of $200 million, subject to a minimum annual fee of $200,000.

         Multiconsult Ltd. (the "Mauritius Administrator") provides certain administrative services relating to the operation and maintenance of the Fund's Mauritius branch. The Mauritius Administrator is paid a monthly fee of $1,500, a quarterly fee of $1,000, and receives reimbursement for certain out-of-pocket expenses.

-------------------------------------------------------------------------------

4.  PORTFOLIO TRANSACTIONS

    For the six months ended May 31, 1998, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $40,969,388 and $32,178,080, respectively.

    At May 31, 1998, the Fund owned securities valued at approximately $4,600,000 which were in the process of being registered in the name of the Fund. Indian securities regulations normally preclude the Fund from selling such securities until the completion of the registration process.

5.  US FEDERAL INCOME TAXES

    The Fund intends to distribute all of its taxable income and to comply with the other requirements of the US Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for US federal income taxes is required. In addition, by distributing substantially all of its net investment income, realized capital gains and certain other amounts, if any, during each calendar year, the Fund intends not to be subject to US federal excise tax.

    At November 30, 1997, the Fund had a capital loss carryforward of $55,612,086 ($17,537,219 of which expires in the year 2003, $36,718,579 of which expires in the year 2004, and $1,356,288 of which expires in the year 2005) available as a reduction, to the extent provided in the regulations, of any future net realized capital gains. To the extent that these losses are used to offset future capital gains, such gains will not be distributed.

6.  FOREIGN INCOME TAXES

    The Fund conducts its investment activities in India as a tax resident of Mauritius and expects to obtain benefits under the double taxation treaty between Mauritius and India. To obtain benefits under the double taxation treaty, the Fund must meet certain criteria and conditions including the establishment of Mauritius tax residence and related requirements. The Fund has obtained a certificate from the Mauritian authorities that it is a resident of Mauritius under the double taxation treaty between Mauritius and India. A fund which is a tax resident in Mauritius under the treaty, but has no branch or permanent establishment in India, will not be subject to capital gains tax in India on the sale of securities but was subject to a 15% withholding tax on dividends declared, distributed or paid by an Indian company prior to June 1, 1997, which has been provided for by the Fund. Effective June 1, 1997, the Indian government repealed the 15% withholding tax on dividends. Under Indian tax law, no taxes shall be withheld on dividends declared, distributed or paid by an Indian company after June 1, 1997. Rather, the company distributing the dividend is liable for tax at the rate of 10% of the dividend amount. The Fund is subject to and accrues 20% Indian withholding tax on interest earned on Indian securities.

    The Fund will pay tax in Mauritius on income distributions received from the Fund's investments in India at rates which, when offset by the credit available in respect of tax withheld in India on payment of income to the Fund, will result in a net payment in Mauritius in respect of such distributions at an effective rate of approximately 1%. For the six months ended May 31, 1998, no provision for Mauritius taxes is considered necessary as a result of the net investment loss incurred by the Fund.

    The foregoing is based on current interpretation and practice and is subject to future changes in Indian or Mauritius tax laws and in the tax treaty between India and Mauritius.

NOTES TO FINANCIAL STATEMENTS (concluded)
-------------------------------------------------------------------------------

7.  TRANSACTIONS WITH AFFILIATES

    The Investment Adviser, out of its advisory fee, pays PaineWebber a fee in an amount equal to 0.10% of the Fund's average weekly net assets in consideration for certain consulting and support services (not including advice or recommendations regarding the purchase or sale of investments). For the six months ended May 31, 1998, $45,940 was paid or accrued by the Investment Adviser to PaineWebber for such services. For the six months ended May 31,1998, the Administrator, an affiliate of PaineWebber, earned $99,726 in administration fees from the Fund.

    For the six months ended May 31, 1998, the Fund paid approximately $40,347 and $2,011 in brokerage commissions to Jardine Fleming India Broking, (Pvt) Ltd. and Jardine Fleming Pakistan Broking (Pvt) Ltd., respectively, affiliates of the Investment Adviser.

    The Fund has a multi-currency Revolving Credit Agreement (the "Credit Agreement"), payable on demand, with Jardine Fleming Bank Limited ("JF Bank"), an affiliate of the Investment Adviser. The maximum credit available under the Credit Agreement is the lower of $15,000,000 or 20% of the Fund's assets. Interest payments on borrowings are based on 1.75% per annum over JF Bank's cost of funds. For the six months ended May 31, 1998, the weighted average interest rate paid by the Fund was 6.75% and the maximum and average amount of the loan outstanding during the borrowing period was $4,844,524 and $2,465,570, respectively. For the six months ended May 31, 1998, $16,180 was paid or accrued by the Fund to JF Bank for interest under the Credit Agreement. At May 31, 1998, $4,364,524 was outstanding pursuant to the Agreement.

8.  CAPITAL STOCK

    There were no transactions in capital stock for the six months ended May 31, 1998 or for the year ended November 30, 1997.

9.  CONCENTRATION OF RISK

    Investments in India may involve certain considerations and risks not typically associated with investments in the US as a result of, among other things, the possibility of future political and economic conditions of developing countries and the level of Indian governmental supervision and regulation of its securities markets. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific industry or region.

OTHER INFORMATION
-------------------------------------------------------------------------------

ANNUAL SHAREHOLDERS' MEETING

The Fund's annual meeting of shareholders was held on May 14, 1998. Shareholders voted to re-elect Ernest L. Rene Noel as a Director and ratified the appointment of Price Waterhouse LLP as the Fund's independent accountants for the fiscal year ending November 30, 1998. The resulting vote count for each proposal is indicated below:

1.      Election of Director:

        Ernest L. Rene Noel      For:                 6,842,212
                                 Withheld Authority:     97,162

In addition to the above re-elected Director, Julian M.I. Reid, Jean Jocelyn de Chasteauneuf, Ashok V. Desai and Timothy R.H. Kimber continue to serve as Directors of the Fund.

2. Ratification of Appointment of Price Waterhouse LLP as the Fund's Independent Accountants:

                                 For:                 6,867,231
                                 Against:                30,973
                                 Abstain:                41,170

YEAR 2000 PROCESSING ISSUE

Many computer programs employed throughout the world use two digits rather than four to identify the year. These programs, if not adapted, may not correctly handle the change from "99" to "00" on January 1, 2000, and may not be able to perform necessary functions. The Year 2000 issue affects virtually all companies and organizations.

The Investment Adviser has advised the Fund that it has implemented and will continue to implement steps intended to ensure that its computer systems are capable of Year 2000 processing. In addition, the Investment Adviser is inquiring with third parties to assess the adequacy of their Year 2000 compliance efforts. The Investment Adviser intends to develop contingency plans intended to ensure that third-party noncompliance will not materially affect the Fund's operations. Based on the Investment Adviser's reports, the Fund does not currently anticipate that the Year 2000 issue will have an adverse effect on the Investment Adviser's ability to continue to provide the services currently provided to the Fund.

Companies in which the Fund invests could be adversely affected by the Year 2000 issue, but the Fund cannot predict the consequential effect on its investment return. To the extent the impact on a portfolio holding is negative, the Fund's investment return could be adversely affected.

DIVIDEND REINVESTMENT PLAN
-------------------------------------------------------------------------------

The Fund operates an optional Dividend Reinvestment Plan (the "Plan") whereby:

1) shareholders may elect to receive income dividends and capital gain distributions (collectively referred to as "distributions") in the form of additional shares of the Fund (the "Share Distribution Plan").

2) shareholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the shareholder by State Street Bank & Trust Company (the "Plan Agent"), as dividend paying agent.

The following should be noted with respect to the Plan:

1) The Share Distribution Plan allows you to reinvest your distributions into newly issued shares of the Fund with no brokerage charge or, if the market price of the shares on the distribution date is below their net asset value, have the Plan Agent purchase shares on your behalf in the open market at a pro rata share of the brokerage commission. Such distributions, if any, would most likely be declared in December and paid and reinvested in January. Shareholders do not pay a service charge to participate in this program.

2) Under the Share Distribution Plan, whenever the Board of Directors of the Fund declares a distribution, you will automatically receive your distribution in newly issued shares (cash will be paid in lieu of fractional shares), if the market price of the shares on the date of the distribution is at or above the net asset value ("NAV") of the shares. The number of shares to be issued to you by the Fund will be determined by dividing the amount of the cash distribution to which you are entitled (net of any applicable withholding taxes) by the greater of the NAV per share on such date or 95% of the market price of a share on such date. Ifthe market price of the shares on such a distribution date is below the NAV, the Plan Agent will, as agent for the participants, purchase shares on the open market, on the New York Stock Exchange or elsewhere, for the participant's account on, or after, the payment date.

3) For US federal income tax purposes, shareholders electing to receive newly issued shares pursuant to the Share Distribution Plan will be treated as receiving income or capital gains in an amount equal to the fair market value (determined as of the payment date) of the shares received and will have a cost basis equal to such fair market value. Shareholders receiving a distribution in the form of shares purchased in the open market pursuant to the Share Distribution Plan will be treated as receiving a distribution of the cash distribution that such shareholder would have received had the shareholder not elected to have such distribution reinvested and will have a cost basis in such shares equal to the amount of such distribution.

4) There will be no brokerage charge to participants for shares issued directly by the Fund under the Share Distribution Plan. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of shares in connection with the Share Distribution Plan. The Fund will pay fees of the Plan Agent for handling the Share Distribution Plan.

5) You may terminate your account under the Share Distribution Plan by notifying the Plan Agent in writing. The Plan may be terminated by the Plan Agent or the Fund with notice to you at least 30 days prior to any record date for the payment of any distribution by the Fund. Upon any termination, the Plan Agent will deliver a certificate or certificates for the full shares held for you under the Plan and a cash adjustment for any fractional shares.

This information is only a summary. To receive a copy of the Dividend Reinvestment Plan brochure describing the full terms and conditions of the Plan, please contact the Plan Agent at the following address or call toll-free 800-426-5523.

   State Street Bank & Trust Company
   P.O. Box 8200
   Boston, MA 02266-8200
   USA

DIRECTORS AND OFFICERS

Julian M.I. Reid -Director & President
Jean Jocelyn de Chasteauneuf -Director
Ashok V. Desai -Director
A. Douglas Eu -Director (appointed, effective July 17, 1998)
Timothy R.H. Kimber -Director
Ernest L. Rene Noel -Director
Brian S. Shlissel -Treasurer & Secretary
Stephanie M. Kleinman -Assistant Treasurer


INVESTMENT ADVISER

Jardine Fleming International Management Inc.
P.O. Box 3151
Road Town, Tortola
British Virgin Islands


ADMINISTRATOR

Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, NY 10019
USA


MAURITIUS ADMINISTRATOR

Multiconsult Ltd.
P.O. Box 799
Les Jamalacs
Vieux Conseil Street
Port Louis
Mauritius


CUSTODIAN

Citibank, N.A.
New York:
Citicorp Center
153 East 53rd Street
New York, NY 10043
USA

India:
First Floor, Sakhar Bhawan
Nariman Point
230 Backbay Reclamation
Mumbai 400 021
India


INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036
USA


LEGAL COUNSEL

Cleary, Gottlieb, Steen & Hamilton
New York:
1 Liberty Plaza
New York, NY 10006
USA
Hong Kong:
39/F, Bank of China Tower
1 Garden Road
Hong Kong


REGISTRAR, TRANSFER AGENT &
DIVIDEND PAYING AGENT

State Street Bank & Trust Company
P.O. Box 8200
Boston, MA 02266-8200
USA


The financial information included herein is taken from the records of the Fund without examination by independent accountants, who do not express an opinion thereon.

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.





                 JARDINE FLEMING INDIA FUND, INC. LOGO


                             JARDINE FLEMING
                             INDIA FUND, INC.


                            Semi-Annual Report
                               May 31, 1998